EXHIBIT 10.43

LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
910326	Guardian 8 Corporation	2798 1.15	01/17/14	JVD
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$700,000.00	Cornerstone Bank Corporate	6.000%	01117115	Commercial
Base Rate plus 1.000%
Creditor Use Only

PROMISSORY NOTE
(Commercial -Revolving Draw)

DATE AND PARTIES. The date of this Promissory Note (Note) is January 17,2014. The parties and their addresses are:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

BORROWER:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

A. Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note. "You" and "Your" refer to the Lender, any participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Loan Documents, Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

F. Percent, Rates and rate change limitations are expressed as annualized percentages.

G. Dollar Amounts. All dollar amounts will be payable in lawful money of the United States of America.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of this Note up to the maximum outstanding principal balance of $700,000.00 (Principal), plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Note is paid in full and you have no further obligations to make advances to me under the Loan.

I may borrow up to the Principal amount more than one time.

Guardian 8 Corporation
Kansas Promissory Note	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 1

All advances made will be made subject to all other terms and conditions of the Loan.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 6,000 percent (interest Rate) until January 18, 2014, after which time it may change as described in the Variable Rate subsection,

A. Post-Maturity Interest. After maturity or acceleration, interest will accrue on the unpaid Principal balance of this Note at the variable Interest Rate in effect from time to time, plus an additional 5.000 percent, until paid in full.

B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C. Statutory Authority, The amount assessed or collected on this Note is authorized by the Kansas usury laws under Kan. Stat. Ann. § 16-207.

D. Accrual. Interest accrues using an Actual/360 days counting method.

E. Variable Rate. The Interest Rate may change during the term of this transaction.

(1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: Cornerstone Bank Corporate Base Rate.

The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

(2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change January 18,2014 and daily thereafter.

(3) Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index plus 1.000 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

(4) Limitations. The Interest Rate changes are subject to the following limitations:

(a) Lifetime. The Interest Rate will never be less than 6.000 percent.

(5) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.

4. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, these additional fees and charges.

A. Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Loan Origination Fee. A(n) Loan Origination Fee fee of $1,000.00 payable from separate funds on or before today's date.

Guardian 8 Corporation
Kansas Promissory Note	Initials SC
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5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Note.

A. Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

6. GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented. The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

7. PAYMENT. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning February 17, 2014, then on the same day of each month thereafter. A final payment of the entire unpaid outstanding balance of Principal and interest will be due January 17, 2015.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31 st day of a month that contains no such day will, instead, be made on the last day of such month.

Interest payments will be applied first to any charges lowe other than late charges, then to accrued, but unpaid interest, then to late charges. Principal payments will be applied first to the outstanding Principal balance, then to any late charges. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record.

8. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

9. LOAN PURPOSE. The purpose of this Loan is to build security devices.

10. ADDITIONAL TERMS. The borrower acknowledges that any financial information submitted to the Bank by the borrower or the borrower's agent will be deemed authentic regardless of the manner of receipt.

I agree to provide business financial statements quarterly, and borrowing base certificates, and accounts receivable aging reports monthly.

I agree to provide personal financial statements and tax returns monthly.

I agree this loan is subject to a 70% advance rate on accounts receivable under 90 days and 50% advance rate on inventory.

11. SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document	Date of Security Document
Security Agreement	Guardian 8 Corporation	January 17, 2014
Letter of Credit Rights Control Agreement	Guardian 8 Corporation	January 17, 2014
F&M Bank & Trust Company-Issuer

12. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law, as applicable.

Guardian 8 Corporation
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13. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

(7) I agree that you may inform any party who guarantees this Loan of any Loan accommodations, renewals, extensions, modifications, substitutions or future advances.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

14. COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

15. APPLICABLE LAW. This Note is governed by the laws of Kansas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Kansas, unless otherwise required by law.

16. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan. This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

17 . AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note i. effective unless made in writing end executed by you end me. This Note and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable. No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

Guardian 8 Corporation
Kansas Promissory Note	Initials SC
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18. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

19. NOTICE. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

20. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably feel you need to decide whether to continue this Loan. You will make requests for this information without undue frequency. and will give me reasonable time in which to supply the information.

21. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

22. WAIVER OF JURY TRIAL. All of the parties to this Note knowingly and intentionally. irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Note or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counselor that each party had the opportunity to do so.

23. SIGNATURES. By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

BORROWER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                               Date           1/17/14
                                Steve Cochennet, President/Secretary

 LENDER:

Cornerstone Bank

By/s/ John V. Doull                                                                     Date           1/17/14
                                John V Doull, Assistant Vice President

Guardian 8 Corporation
Kansas Promissory Note	Initials SC
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LOAN NUMBER	LOAN NAME	ACCT. NUMBER	AGREEMENT DATE	INITIALS
910326	Guardian 8 Corporation	27981.15	01/17/14	JVD
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$700,000.00	Cornerstone Bank Corporate	6 .000%	01/17/15	Commercial
Base Rate plus 1.000%
Creditor Use Only

COMMERCIAL LOAN AGREEMENT
Accounts Receivable and/or Inventory Financing

DATE AND PARTIES. The date of this Commercial Loan Agreement (Agreement) is January 17, 2014. The parties and their addresses are as follows:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

BORROWER:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

1. DEFINITIONS. For the purposes of this Agreement, the following terms have the following meanings.

A. Accounting Terms. In this Agreement, any accounting terms that are not specifically defined will have their customary meanings under generally accepted accounting principles.

B. Insiders. Insiders include those defined as insiders by the United States Bankruptcy Code, as amended; or to the extent left undefined, include without limitation any officer, employee, stockholder or member, director, partner, or any immediate family member of any of the foregoing, or any person or entity which, directly or indirectly, controls, is controlled by or is under common control with me.

C. Loan. The Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction.

D, Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E. Pronouns. The pronouns "I", "me" and "my" refer to every Borrower signing this Agreement, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Agreement. "You" and "your" refers to the Loan's lender, any participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

F. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

G. Asset-Based Financing Definitions. For the purposes of this Agreement, the following terms will have the following meanings.

(1) Account Debtors. Account Debtors are persons who are obligated on the Accounts Receivable.

(2) Account Guarantors. Account Guarantors are persons who have guarantied certain Accounts Receivable.

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(3) Accounts Receivable. Accounts Receivable will include all of the following.

(a) Accounts and Other Rights to Payment. All rights I have now or in the future to payments including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned, whether or not I have earned such payment by performance. This includes any rights and interests (including all liens and security interests) which I may have by law or agreement against any Account Debtor or obligor of mine. "Account" means a right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. The term includes health-care-insurance receivables. The term "Accounts" does not include (i) rights to payment evidenced by chattel paper or an instrument, (ii) commercial tort claims, (iii) deposit accounts, (iv) investment property, (v) letter-of-credit rights or letters of credit or rights to payment, or (vi) rights to payment for money or funds advanced or sold, other than rights arising out of the use of a credit or charge card or information contained on or for use with the card. The term "Accounts" is as defined by the Uniform Commercial Code and further as modified or amended by the laws of the jurisdiction which governs this transaction.

(b) Proceeds. All cash proceeds and non-cash proceeds from the disposition or collection of Accounts Receivable.

(4) Eligible Accounts Receivable. Eligible Accounts Receivable include all of my Accounts Receivable that are and continue to be acceptable to you in all respects. Criteria for eligibility may be revised by you at any time. Eligible Accounts Receivable exclude all Accounts Receivable, or the portion of any Accounts Receivable as indicated, that:

(a) Have not been finally accepted by the Account Debtors and Guarantors without dispute, offset, defense or counterclaim for the purpose of voiding, avoiding or reducing the amount of the Accounts Receivable.

(b) Are subject or will be subject to a service or maintenance agreement or a prior claim, assignment, security interest or any type of lien, unless you consent to these interests or these interests are subordinated to your Interest.

(c) The portion of any Account Receivable that is subject to a credit adjustment or allowance (except for a discount for prompt payments!.

(d) Are subject to a return, rejection or repossession.

(e) Have Account Debtors that cannot be identified on my records

(f) Are owed by Account Debtors or Guarantors who are insolvent, subject to bankruptcy or receivership proceedings, have made an assignment for the benefit of creditors or whose credit standing is otherwise unacceptable to you and you have so notified me.

(g) Have Account Debtors that are foreign governments

(h) Have Account Debtors that are not residents of the United States of America.

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(i) Are subject to a retainage.

(j) Have Account Debtors that are my Insider or my "affiliate", as defined by the United States Bankruptcy Code, as amended.

(k) Have Account Debtors or Guarantors whose credit standing in relation to the amount of credit extended has become unsatisfactory to you.

(l) The portion of any otherwise Eligible Accounts Receivable balances the payment of which is subject to withholding by the Account Debtor until I have completed performance of services or delivery of goods .

(m) The portion of any otherwise Eligible Accounts Receivable balances which have been due and owing for more than 90 days measured from the invoice dates and all remaining Accounts Receivable owed by these Account Debtors who are overdue on at least one of their Accounts Receivable.

(n) The entire balance of any otherwise Eligible Accounts Receivable if percent or more of that entire balance has been due and owing for more than 90 days from the invoice dates .

(o) The portion of any otherwise Eligible Accounts Receivable balance which is offset by a contra account owing from me (e.g., only the net amount due from the Account Debtor after the amount I owe the Account Debtor is subtracted from the amount the Account Debtor owes me is eligible).

(p) percent of the balance of any otherwise Eligible Accounts Receivable owed by an Account Debtor whose total Eligible Accounts Receivable balance exceeds percent of the total Eligible Accounts Receivable balances owing from all Account Debtors.

(q) Have arisen from sales made outside of the ordinary course of business.

(r) Are not subject to the Uniform Commercial Code and for which the sales agreement or purchase orders have a non-assignability clause.

(s) You, in your sole discretion, judge not to qualify as an Eligible Accounts Receivable.

(5) Inventory. Inventory includes all inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business. "Inventory" means goods, other than farm products, which: (A) are leased by a person as lessor; (B) are held by a person for sale or lease or to be furnished under a contract of service; (CI are furnished by a person under a contract of service; or (D) consist of raw materials, work in process, or materials used or consumed in a business. The term "Inventory" is as defined by the Uniform Commercial Code and further as modified or amended by the laws of the jurisdiction which governs this transaction.

(6) Eligible Inventory. Eligible Inventory means all of my Inventory I specifically identify and you accept as identified, excluding all of the following Inventory.

(a) Covered by documents of title, instruments, or chattel paper when these documents, instruments and paper are not owned and held by me or are subject to competing claims, liens or encumbrances.

(b) Intended to be sold outside of the ordinary course of business.

(c) Consigned, sold or leased to others or on consignment or lease from others or subject to a bailment.

(d) Subject to a competing claim, lien or encumbrance.

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(e) Paid for in advance with progress payments or any other sums to me in anticipation of the sale and delivery of Inventory.

(f) Obsolete or unusable in the ordinary course of business.

(g) Inventory of raw materials.

(h) Inventory of work in progress.

(i) Inventory made on special order or under a private label.

(j) Inventory that you, in your sole discretion, disqualify as Eligible Inventory.

(7) Value of Eligible Inventory. The Value of Eligible Inventory is the lower of the Eligible Inventory's cost or fair market value as determined by consistently applied generally accepted accounting principles under the first-in-first-out method and any additional written valuation guidelines you provide me.

(8) Overadvance. An Overadvance is made when advances exceed the maximum outstanding Principal balance.

2. ADVANCES. Advances under this Agreement are made according to the following terms and conditions.

A. Asset Based Financing -Revolving Draw. In accordance with the terms of this Agreement and other Loan Documents, you will extend to me and I may from time to time borrow, repay, and reborrow, one or more advances. The amount of advances will not exceed the lesser of $700,000.00 (Principal) or the Borrowing Base. The Borrowing Base is the sum of the following amounts.

(1) 70 percent of Eligible Accounts Receivable under 90 days.

(2) 50 percent of the Value of Eligible Inventory, not to exceed $700,000.00.

As long as I owe any amounts to you under the Loan, I will calculate this Borrowing Base as of the close of my business day at the end of each month, and within 15 business days, I will provide you with a Borrowing Base Certificate containing an assignment of any Accounts Receivable and Inventory. The Borrowing Base Certificate will be in form and substance acceptable to you, will contain my Borrowing Base calculation and will be certified and signed by me or my officer. My calculation of my Borrowing Base is subject to your confirmation or redetermination. Your calculation of the Borrowing Base will be the final determination when your calculation of the Borrowing Base ratio differs from mine.

B. Requests for Advances. My requests are a warranty that I am in compliance with all the Loan Documents. When required by you for a particular method of advance, my requests for an advance must specify the requested amount and the date and be accompanied with any agreements, documents, and instruments that you require for the Loan. Any payment by you of any check, share draft or other charge may, at your option, constitute an advance on the Loan to me. All advances will be made in United States dollars. I will indemnify you and hold you harmless for your reliance on any request for advances that you reasonably believe to be genuine. To the extent permitted by law, I will indemnify you and hold you harmless when the person making any request represents that I authorized this person to request an advance even when this person is unauthorized or this person's signature is not genuine.

I or anyone I authorize to act on my behalf may request advances by the following methods.

(1) I make a request in person.

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(2) I make a request by phone.

(3) I make a request by mail ,

(4)1 write a check or share draft.

C. Advance Limitations. In addition to any other Loan conditions, requests for, and access to, advances are subject to the following limitations

(1) Discretionary Advances. You will make all Loan advances at your sole discretion.

(2) Advance Amount. Subject to the terms and conditions contained in this Agreement, advances will be made in exactly the amount I request.

(3) Cut-Off Time. Requests for an advance received before 5:00:00 PM will be made on any day that you are open for business, on the day for which the advance is requested.

(4) Disbursement of Advances. On my fulfillment of this Agreement's terms and conditions, you will disburse the advance in any manner as you and I agree.

(5) Credit Limit. I understand that you will not ordinarily grant a request for an advance that would cause the unpaid principal of my loan to be greater than the Principal limit. You may, at your option, grant such a request without obligating yourselves to do so in the future.

(6) Records. Your records will be conclusive evidence as to the amount of advances, the Loan's unpaid principal balances and the accrued interest.

(7) Repayment Of Overadvances. I will pay any overadvances in addition to my regularly scheduled payments. I will repay any overadvance by repaying you in full within one day after the overadvance occurs, except I may repay an overadvance of $1.00 or less within one days if the outstanding Principal balance, including the excess, does not exceed the liquidation value of Accounts Receivable and Inventory and the overadvance resulted from you declaring ineligible previously Eligible Accounts Receivable and Inventory. Otherwise, I will repay any overadvance by making periodic payments to you as you request.

D. Conditions. I will satisfy all of the following conditions before you either issue any promissory notes or make any advances under this Agreement. These are the minimum conditions under which you would consider making an advance, but satisfaction of these conditions does not commit you to advancing funds under this Agreement.

(1) No Default. There has not been a default under this Agreement or any other Loan Documents nor would a default result from making the Loan or any advance.

(2) Information. You have received all documents, information, certifications and warranties as you may require, all properly executed, if appropriate, on forms acceptable to you.

(3) Inspections. You have made all inspections that you consider necessary and are satisfied with this inspection,

(4) Conditions and Covenants. I will have performed and complied with all conditions required for an advance and all covenants in this Agreement and any other Loan Documents.

(5) Warranties and Representations. The warranties and representations contained in this Agreement are true and correct at the time of making the requested advance.

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(6) Financial Statements. My most recent financial statements, Inventory or Accounts Receivable schedules and other financial reports, delivered to you, are current, complete, true and accurate in all material respects and fairly represent my financial condition.

(7) Bankruptcy Proceedings. No proceeding under the United States Bankruptcy Code has been commenced by or against me or any of my affiliates.

3. MATURITY DATE. I agree to fully repay the Loan by January 17, 2015.

4. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Loan is in effect, except when this Agreement provides otherwise.

A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carryon my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

B. Authority. The execution, delivery and performance of this Loan and the obligation evidenced by the Note are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will not violate any agreement to which I am a party or to which I am or any of my property is subject.

C. Name and Place of Business. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

D. Hazardous Substances. Except as I previously disclosed in writing and you acknowledge in writing, no Hazardous Substance, underground tanks, private dumps or open wells are currently located at, on, in, under or about the Property.

E. Use of Property. After diligent inquiry, I do not know or have reason to know that any Hazardous Substance has been discharged, leached or disposed of, in violation of any Environmental Law, from the property onto, over or into any other property, or from any other property onto, over or into the property,

F. Environmental Laws. I have no knowledge or reason to believe that there is any pending or threatened investigation, claim, judgment or order, violation, lien, or other notice under any Environmental Law that concerns me or the property. The property and any activities on the property are in full compliance with all Environmental Law .

G. Loan Purpose. The purpose of this Loan is to build security devices.

H. No Other Liens. I own or lease all property that I need to conduct my business and activities. I have good and marketable title to all property that I own or lease. All of my Property is free and clear of all liens, security interests, encumbrances and other adverse claims and interests, except those to you or those you consent to in writing.

I. Compliance With Laws. I am not violating any laws, regulations, rules, orders, judgments or decrees applicable to me or my property, except for those which I am challenging in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its challenge should I lose.

J. Legal Dispute. There are no pending or threatened lawsuits, arbitrations or other proceedings against me or my property that singly or together may materially and adversely affect my property, operations, financial condition, or business.

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K. Adverse Agreements. I am not a party to, nor am I bound by, any agreement that is now or is likely to become materially adverse to my business, Property or operations.

L. Other Claims. There are no outstanding claims or rights that would conflict with the execution, delivery or performance by me of the terms and conditions of this Agreement or the other Loan Documents. No outstanding claims or rights exist that may result in a lien on the Property, the Property's proceeds and the proceeds of proceeds, except liens that were disclosed to and agreed to by you In writing.

M. Solvency. I am able to pay my debts as they mature, my assets exceed my liabilities and I have sufficient capital for my current and planned business and other activities. I will not become insolvent by the execution or performance of this Loan.

5. FINANCIAL STATEMENTS. I will prepare and maintain my financial records using consistently applied generally accepted accounting principles then in effect. will provide you with financial information in a form that you accept and under the following terms.

A. Certification. I represent and warrant that any financial statements that I provide you fairly represents my financial condition for the stated periods, is current, complete, true and accurate in all material respects, includes all of my direct or contingent liabilities and there has been no material adverse change in my financial condition, operations or business since the date the financial information was prepared.

B. Frequency. Annually, I will provide to you my financial statements, tax returns, annual internal audit reports or those prepared by independent accountants as soon as available or at least within 90 days after the close of each of my fiscal years. Any annual financial statements that I provide you will be prepared statements.

(1) Interim Financial Reports. Each month, I will provide to you my financial statements, internal audit reports or those prepared by independent accountants, tax reports, statements of cash flow, budgets and forecasts, certificates and schedules of Property as soon as available or at least within 15 days after the close of this business period. Any interim financial statements that I provide you will be prepared statements.

(2) Inventory Schedule. Each month (reporting period), I will provide you with an Inventory schedule within 15 days after the end of this reporting period or with the frequency and promptness you otherwise request. The Inventory schedule will list the cost and wholesale value of all Inventory and all Eligible Inventory. The Inventory schedule will also identify whether a bailee has possession of the Inventory and whether the Inventory is represented by a warehouse receipt, bill of lading or similar documents or instruments. The Inventory schedule will identify the Accounts Receivable, contracts, collections and property relating to the Inventory.

(3) Accounts Receivable Schedule. Each month (reporting period). I will provide you with an Accounts Receivable schedule within 15 days after the end of this reporting period or with the frequency and promptness you otherwise request.

C. SEC Reports. I will provide you with true and correct copies of all reports, notices or statements that I provide to the Securities and Exchange Commission, any securities exchange or my stockholders, owners, or the holders of any material indebtedness as soon as available or at least within 30 days after issuance.

D. Requested Information. I will provide you with any other information about my operations, financial affairs and condition within 30 days after your request.

E. Additional Financial Statements Term. The borrower acknowledges that any financial information submitted to the Bank by the borrower or the borrower's agent will be deemed authentic regardless of the manner of receipt.

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I agree to provide business financial statements quarterly and borrowing base certificates and accounts receivable aging reports monthly.

I agree to provide personal financial statements and tax returns annually.

I agree this loan is subject to an 80% advance rate on accounts receivable under 90 days and 50% advance rate on inventory.

6. COVENANTS. Until the Loan and all related debts, liabilities and obligations are paid and discharged, I will comply with the following terms, unless you waive compliance in writing.

A. Participation. I consent to you participating or syndicating the Loan and sharing any information that you decide is necessary about me and the Loan with the other participants or syndicators.

B. Inspection. Following your written request, I will immediately pay for all one-time and recurring out-of-pocket costs that are related to the inspection of my records, business or Property that secures the Loan. Upon reasonable notice, I will permit you or your agents to enter any of my premises and any location where my Property is located during regular business hours to do the following.

(1) You may inspect, audit, check, review and obtain copies from my books, records, journals, orders, receipts, and any correspondence and other business related data.

(2) You may discuss my affairs, finances and business with anyone who provides you with evidence that they are a creditor of mine, the sufficiency of which will be subject to your sole discretion.

(3) You may inspect my Property, audit for the use and disposition of the Property's proceeds and proceeds of proceeds; or do whatever you decide is necessary to preserve and protect the Property and your interest in the Property.

After prior notice to me, you may discuss my financial condition and business operations with my independent accountants, if any, or my chief financial officer and I may be present during these discussions. As long as the Loan is outstanding, I will direct all of my accountants and auditors to permit you to examine my records in their possession and to make copies of these records. You will use your best efforts to maintain the confidentiality of the information you or your agents obtain, except you may provide your regulator, if any, with required information about my financial condition, operation and business or that of my parent, subsidiaries or affiliates.

C. Business Requirements. I will preserve and maintain my present existence and good standing in the jurisdiction where I am organized and all of my rights, privileges and franchises . I will do all that is needed or required to continue my business or activities as presently conducted, by obtaining licenses, permits and bonds everywhere I engage in business or activities or own, lease or locate my property. I will obtain your prior written consent before I cease my business or before I engage in any new line of business that is materially different from my present business.

D. Compliance with Laws. I will not violate any laws, regulations, rules, orders, judgments or decrees applicable to me or my Property, except for those which I challenge in good faith through proper proceedings after providing adequate reserves to fully pay the claim and its appeal should I lose. Laws include without limitation the Federal Fair Labor Standards Act requirements for producing goods, the federal Employee Retirement Income Security Act of 1974's requirements for the establishment, funding and management of qualified deferred compensation plans for employees, health and safety laws, environmental laws, tax laws, licensing and permit laws. On your request, I will provide you with written evidence that I have fully and timely paid my taxes, assessments and other governmental charges levied or imposed on me, my income or profits and my property. Taxes include without limitation sales taxes, use taxes, personal property taxes, documentary stamp taxes, recordation taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes. I will adequately provide for the payment of these taxes, assessments and other charges that have accrued but are not yet due and payable.

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E. New Organizations. I will obtain your written consent before organizing, merging into, or consolidating with an entity; acquiring all or substantially all the assets of another; materially changing the legal structure, management, ownership or financial condition; or effecting or entering into a domestication, conversion or interest exchange.

F. Dealings with Insiders. I will not purchase, acquire or lease any property or services from, or sell, provide or lease any property or services to, or permit any outstanding loans or credit extensions to, or otherwise deal with, any Insiders except as required under contracts existing at the time I applied for the Loan and approved by you or as this Agreement otherwise permits. I will not change or breach these contracts existing at Loan application so as to cause an acceleration of or an increase in any payments due.

G. Other Debts. I will pay when due any and all other debts owed or guaranteed by me and will faithfully perform, or comply with all the conditions and obligations imposed on me concerning the debt or guaranty.

H. Other Liabilities. I will not Incur, assume or permit any debt evidenced by notes, bonds or similar obligations, except: debt in existence on the date of this Agreement and fully disclosed to you; debt subordinated in payment to you on conditions and terms acceptable to you; accounts payable incurred in the ordinary course of my business and paid under customary trade terms or contested In good faith with reserves satisfactory to you.

I. Notice to You. I will promptly notify you of any material change in my financial condition, of the occurrence of a default under the terms of this Agreement or any other Loan Document, or a default by me under any agreement between me and any third party which materially and adversely affects my property, operations, financial condition or business.

J. Certification of No Default. On your request, my chief financial officer or my independent accountant will provide you with a written certification that to the best of their knowledge no event of default exists under the terms of this Agreement or the other Loan Documents, and that there exists no other action, condition or event which with the giving of notice or lapse of time or both would constitute a default. As requested, my chief financial officer or my independent accountant will also provide you with computations demonstrating compliance with any financial covenants and ratios contained in this Agreement. If an action, condition or event of default does exist, the certificate must accurately and fully disclose the extent and nature of this action, condition or event and state what must be done to correct it.

K. Use of Loan Proceeds. I will not permit the loan proceeds to be used to purchase, carry, reduce, or retire any loan originally incurred to purchase or carry any margin stock or otherwise cause the Loan to violate Federal Reserve Board Regulations U or X, or Section 8 of the Securities and Exchange Act of 1934 and its regulations, as amended.

L. Dispose of No Assets. Without your prior written consent or as the Loan Documents permit, I will not sell, lease, assign, transfer, dispose of or otherwise distribute all or substantially all of my assets to any person other than in the ordinary course of business for the assets' depreciated book value or more.

M. No Other Liens. I will not create, permit or suffer any lien or encumbrance upon any of my properties for or by anyone, other than you, except for: nonconsensual liens imposed by law arising out of the ordinary course of business on obligations that are not overdue or which I am contesting in good faith after making appropriate reserves; valid purchase money security interests on personal property; or any other liens specifically agreed to by you in writing.

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N. Guaranties. I will not guaranty or become liable in any way as surety, endorser (other than as endorser of negotiable instruments in the ordinary course of business) or accommodation endorser or otherwise for the debt or obligations of any other person or entity, except to you or as you otherwise specifically agree in writing.

O. No Default under Other Agreements. I will not allow to occur, or to continue unremedied, any act, event or condition which constitutes a default, or which, with the passage of time or giving of notice, or both, would constitute a default under any agreement, document, instrument or undertaking to which I am a party or by which I may be bound.

P. Legal Disputes. I will promptly notify you in writing of any threatened or pending lawsuit, arbitration or other proceeding against me or any of my property, not identified in my financial statements, or that singly or together with other proceedings may materially and adversely affect my property, operations, financial condition or business. I will use my best efforts to bring about a favorable and speedy result of any of these lawsuits, arbitrations or other proceedings.

Q. Other Notices. I will immediately provide you with any information that may materially and adversely affect my ability to perform this Agreement and of its anticipated effect.

R. No Change in Capital. I will not release, redeem, retire, purchase or otherwise acquire, directly or indirectly, any of my capital stock or other equity security or partnership interest, or make any change in my capital structure, except to the extent required by any agreements signed prior to this Agreement and disclosed to you or with your prior written consent.

S. Loan Obligations. I will make full and timely payment of all principal and interest obligations, and comply with the other terms and agreements contained in this Agreement and in the other Loan Documents.

T. Insurance. I will obtain and maintain insurance with insurers, in amounts and coverages that are acceptable to you and customary with industry practice. This may include without limitation insurance policies for public liability, fire, hazard and extended risk, workers compensation, and, at your request, business interruption andlor rent loss insurance. At your request, I will deliver to you certified copies of all of these insurance policies, binders or certificates. I will obtain and maintain a mortgagee clause lor lender loss payable clause) endorsement -naming you as the loss payee. If you require, I will also obtain an "additional insured" endorsement -naming you as an additional insured. I will immediately notify you of cancellation or termination of insurance. I will require all insurance policies to provide you with at least 10 days prior written notice to you of cancellation or modification. I consent to you using or disclosing information relative to any contract of insurance required by the Loan for the purpose of replacing this insurance. I also authorize my insurer and you to exchange all relevant information related to any contract of insurance required by any document executed as part of this Loan.

U. Property Maintenance. I will keep all tangible and intangible property that I consider necessary or useful in my business in good working condition by making all needed repairs, replacements and improvements and by making all rental. lease or other payments due on this property.

V. Property Loss. I will immediately notify you, and the insurance company when appropriate, of any material casualty, loss or depreciation to the Property or to my other property that affects my business.

W. Accounts Receivable Collection. I will collect and otherwise enforce all of my unpaid Accounts Receivable at my cost and expense, until you end my authority to do so, which you may do at any time to protect your best interests. I will not sell, assign or otherwise dispose of any Accounts Receivable without your written consent. I will not commingle the Accounts Receivable proceeds with any of my other property.

X. Reserves. You may set aside and reserve Loan proceeds for Loan interest, fees and expenses, taxes, and insurance. I grant you a security interest in the reserves.

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No interest will accrue on any reserve Loan proceeds. Disbursement of reserves is disbursement of the Loan's proceeds. At my request, you will disburse the reserves for the purpose they were set aside for, as long as I am not in default under this Agreement. You may directly pay these reserved items, reimburse me for payments I made, or reduce the reserves and increase the Loan proceeds available for disbursement.

Y. Additional Taxes. I will pay all filing and recording costs and fees, including any recordation, documentary or transfer taxes or stamps, that are required to be paid with respect to this Loan and any Loan Documents.

7. DEFAULT. I will be in default if any of the following events (known separately and collectively as an Event of Default) occur:

A. Payments. I fail to make a payment in full when due.

B. Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations I have with you.

C. Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

D. Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Agreement.

E. Other Documents. A default occurs under the terms of any other Loan Document.

F. Other Agreements. I am in default on any other debt or agreement I have with you.

G. Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H. Judgment. I fail to satisfy or appeal any Judgment against me.

I. Forfeiture. The Property is used In a manner or for a purpose that threatens confiscation by a legal authority,

J. Name Change. I change my name or assume an additional name without notifying you before making such a change .

K. Property Transfer. I transfer all or a substantial part of my money or property.

L. Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M. Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

N. Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Loan is impaired for any reason.

8. REMEDIES. After I default, you may at your option do anyone or more of the following.

A. Acceleration. You may make all or any part of the amount owing by the terms of the Loan immediately due. If I am a debtor in a bankruptcy petition or in an application filed under section 5(a)(3) of the Securities Investor Protection Act, the Loan is automatically accelerated and immediately due and payable without notice or demand upon filing of the petition or application.

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B. Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C. Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

D. Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the balance owing under the terms of the Loan, and accrue interest at the highest post-maturity interest rate.

E. Termination. You may terminate my rights to obtain advances or other extensions of credit by any of the methods provided in this Agreement.

F. Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of the Loan against any right I have to receive money from you.

My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of the Loan" means the total amount to which you are entitled to demand payment under the terms of the Loan at the time you set-off.

Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay the Loan, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.

Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

G. Waiver. Except as otherwise required by law, by choosing anyone or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

9. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after the occurrence of an Event of Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Agreement or any other Loan Document. Expenses include, but are not limited to, attorneys' fees, court costs and other legal expenses. These expenses are due and payable immediately. If not paid immediately, these expenses will bear interest from the date of payment until paid in full at the highest interest rate in effect as provided for in the terms of this Loan. All fees and expenses will be secured by the Property I have granted to you, if any. In addition, to the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees incurred by you to protect your rights and interests in connection with any bankruptcy proceedings initiated by or against me.

10. APPLICABLE LAW. This Agreement is governed by the laws of Kansas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Kansas, unless otherwise required by law.

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11. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan. You may assign all or part of your rights or duties under this Agreement or the Loan Documents without my consent. If you assign this Agreement, all of my covenants, agreements, representations and warranties contained in this Agreement or the Loan Documents will benefit your successors and assigns. I may not assign this Agreement or any of my rights under it without your prior written consent. The duties of the Loan will bind my successors and assigns.

12. AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me. This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

13. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

14. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of any change in my name, address or other application information. I will provide you any correct and complete financial statements or other information you request. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

15. WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counselor that each party had the opportunity to do so.

THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN YOU AND LENDER, AND AS SUCH IT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT.

ADDITIONAL TERMS:

BY SIGNING OR INITIALING BELOW, BOTH PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS.

LENDER:

Cornerstone Bank

By/s/ John V. Doull                                                                      Date           1/17/14
                        John V Doull, Assistant Vice President

BORROWER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                                Date           1/17/14
                                Steve Cochennet, President/Secretary

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16. SIGNATURES. By signing, I agree to the terms contained in this Agreement. I also acknowledge receipt of a copy of this Agreement.

BORROWER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                               Date           1/17/14
                                Steve Cochennet, President/Secretary

 LENDER:

Cornerstone Bank

By/s/ John V. Doull                                                                     Date           1/17/14
                                John V Doull, Assistant Vice President

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SECURITY AGREEMENT

DATE AND PARTIES. The date of this Security Agreement (Agreement) is January 17, 2014. The parties and their addresses are:

SECURED PARTY:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

DEBTOR:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

The pronouns "you" and "your" refer to the Secured Party. The pronouns "(," "me" and "my" refer to each person or entity signing this Agreement as Debtor and agreeing to give the Property described in this Agreement as security for the Secured Debts.

1. SECURED DEBTS. The term "Secured Debts" includes and this Agreement will secure each of the following:

A. Specific Debts. The following debts and all extensions, renewals, refinancings, modifications and replacements. A promissory note or other agreement, No. 910326, dated January 17,2014, from me to you, in the amount of $700,000.00.

B. Sums Advanced. All sums advanced and expenses incurred by you under the terms of this Agreement.

Loan Documents refer to all the documents executed in connection with the Secured Debts.

2. SECURITY INTEREST. To secure the payment and performance of the Secured Debts, ( grant you a security interest in all of the Property described in this Agreement that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products from the Property (including, but not limited to, all parts, accessories, repairs, replacements, improvements, and accessions to the Property). Property is all the collateral given as security for the Secured Debts and described in this Agreement, and includes all obligations that support the payment or performance of the Property. "Proceeds" includes cash proceeds, non-cash proceeds and anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property.

This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and you are no longer obligated to advance funds to me under any loan or credit agreement.

3. PROPERTY DESCRIPTION. The Property is described as follows:

A. All Assets. All present and future right, title and interest in and to any and all personal property of the Debtor, whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation, the following categories of property as defined in the Revised Article 9 of the Uniform Commercial Code (the "UCC"): goods (including inventory, equipment, fixtures, farm products and any accessions thereto). instruments (including promissory notes), documents, accounts (including health-care-insurance receivables). chattel paper (whether tangible or electronic). deposit accounts, letter-of-credit rights (whether or not the letter-of-credit is evidenced by a writing), commercial tort claims described as follows: All inventory, equipment, accounts, chattel paper, instruments (including but not limited to all promissory notes). letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property., securities and all other investment property, general intangibles (including payment intangibles and software). all supporting obligations and all proceeds, products, additions, accessions, substitutions and replacements of the foregoing property.

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Any term used herein which is defined in the UCC shall have the meaning set forth in the UCC, and if the meaning is modified by an amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision to the UCC.

4. WARRANTIES AND REPRESENTATIONS. I make to you the following warranties and representations which will continue as long as this Agreement is in effect:

A. Power. I am duly organized, and validly existing and in good standing in all jurisdictions in which I operate. I have the power and authority to enter into this transaction and to carryon my business or activity as it is now being conducted and, as applicable, am qualified to do so in each jurisdiction in which I operate.

B. Authority. The execution, delivery and performance of this Agreement and the obligation evidenced by this Agreement are within my powers, have been duly authorized, have received all necessary governmental approval, will not violate any provision of law, or order of court or governmental agency, and will nol violate any agreement to which I am a party or to which I am or any of my property is subject.

C. Name and Location. My name indicated in the DATE AND PARTIES section is my exact legal name. I am located at the address indicated in the DATE AND PARTIES section. I will provide verification of registration and location upon your request. I will provide you with at least 30 days notice prior to any change in my name, address, or state of organization or registration.

D. Business Name. Other than previously disclosed in writing to you I have not changed my name or principal place of business within the last 10 years and have not used any other trade or fictitious name. Without your prior written consent, I do not and will not use any other name and will preserve my existing name, trade names and franchises.

E. Ownership of Property. I represent that I own all of the Property. Vour claim to the Property is ahead of the claims of any other creditor, except as disclosed in writing to you prior to any advance on the Secured Debts. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

5. DUTIES TOWARD PROPERTY.

A. Protection of Secured Party's Interest. I will defend the Property against any other claim. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.
I will keep books, records and accounts about the Property and my business in general. I will let you examine these and make copies at any reasonable time. I will prepare any report or accounting you request which deals with the Property.

Guardian 8 Corporation
Kansas Security Agreement	Initials SC
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B. Use, Location, and Protection of the Property. I will keep the Property in my possession and in good repair. I will use it only for commercial purposes. I will not change this specified use without your prior written consent. You have the right of reasonable access to inspect the Property and I will immediately inform you of any loss or damage to the Property. I will not cause or permit waste to the Property.

I will keep the Property at my address listed in the DATE AND PARTIES section unless we agree I may keep it at another location. If the Property is to be used in other states, I will give you a list of those states. The location of the Property is given to aid in the identification of the Property. It does not in any way limit the scope of the security interest granted to you. I will notify you In writing and obtain your prior written consent to any change in location of any of the Property. I will not use the Property in violation of any law. I will notify you in writing prior to any change in my address, name or, if an organization, any change in my identity or structure.

Until the Secured Debts are fully paid and this Agreement is terminated, I will not grant a security interest in any of the Property without your prior written consent. I will pay all taxes and assessments levied or assessed against me or the Property and provide timely proof of payment at these taxes and assessments upon request.

C. Selling, Leasing or Encumbering the Property. I will not sell, offer to sell, lease, or otherwise transfer or encumber the Property without your prior written permission. Any disposition of the Property contrary to this Agreement will violate your rights. Your permission to sell the Property may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I will not permit the Property to be the subject of any court order affecting my rights to the Property in any action by anyone other than you. If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, I will note your security interest on the face of the chattel paper or instruments.

6. INSURANCE. I agree to keep the Property insured against the risks reasonably associated with the Property. I will maintain this insurance in the amounts you require. This insurance will last until the Property is released from this Agreement. I may choose the insurance company, subject to your approval, which will not be unreasonably withheld.

I will have the insurance company name you as loss payee on any insurance policy. I will give you and the insurance company immediate notice of any loss. You may apply the insurance proceeds toward what is owed on the Secured Debts. You may require added security as a condition of permitting any insurance proceeds to be used to repair or replace the Property.

If you acquire the Property in damaged condition, my right to any insurance policies and proceeds will pass to you to the extent of the Secured Debts.

I will immediately notify you of cancellation or termination of insurance. If I fail to keep the Property insured, you may obtain insurance to protect your interest in the Property and I will pay for the insurance on your demand. You may demand that I pay for the insurance all at once, or you may add the insurance premiums to the balance of the Secured Debts and charge interest on it at the rate that applies to the Secured Debts. This insurance may include coverages not originally required of me, may be written by a company other than one I would choose, and may be written at a higher rate than I could obtain if I purchased the insurance. I acknowledge and agree that you or one of your affiliates may receive commissions on the purchase of this insurance.

7. COLLECTION RIGHTS OF THE SECURED PARTY. Account Debtor means the person who is obligated on an account, chattel paper, or general intangible. I authorize you to notify my Account Debtors ot your security interest and to deal with the Account Debtors' obligations at your discretion. You may enforce the obligations ot an Account Debtor, exercising any at my rights with respect to the Account Debtors' obligations to make payment or otherwise render performance to me, including the enforcement of any security interest that secures such obligations. You may apply proceeds received from the Account Debtors to the Secured Debts or you may release such proceeds to me.

Guardian 8 Corporation
Kansas Security Agreement	Initials SC
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I specifically and irrevocably authorize you to exercise any of the following powers at my expense, without limitation, until the Secured Debts are paid in full:

A. demand payment and enforce collection from any Account Debtor or Obligor by suit or otherwise.

B. enforce any security interest, lien or encumbrance given to secure the payment or performance of any Account Debtor or any obligation constituting Property.

C. file proofs of claim or similar documents in the event of bankruptcy, insolvency or death of any person obligated as an Account Debtor.

D. compromise, release, extend, or exchange any indebtedness of an Account Debtor.

E. take control at any proceeds of the Account Debtors' obligations and any returned or repossessed goods.

F. endorse all payments by any Account Debtor which may come into your possession as payable to me.

G. deal in all respects as the holder and owner of the Account Debtors' obligations.

8. AUTHORITY TO PERFORM. I authorize you to do anything you deem reasonably necessary to protect the Property, and perfect and continue your security interest in the Property. If I fail to perform any of my duties under this Agreement or any other Loan Document, you are authorized, without notice to me, to perform the duties or cause them to be performed.

These authorizations include, but are not limited to, permission to:

A. pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Property.

B. pay any rents or other charges under any lease affecting the Property.

C. order and pay for the repair, maintenance and preservation of the Property.

D. file any financing statements on my behalf and pay for filing and recording fees pertaining to the Property.

E. place a note on any chattel paper indicating your interest in the Property.

F. take any action you feel necessary to realize on the Property, including performing any part of a contract or endorsing it in my name.

G. handle any suits or other proceedings involving the Property in my name.

H. prepare, file, and sign my name to any necessary reports or accountings.

I. make an entry on my books and records showing the existence of this Agreement.

J. notify any Account Debtor or Obligor of your interest in the Property and tell the Account Debtor or Obligor to make payments to you or someone else you name.

If you perform for me, you will use reasonable care. If you exercise the care and follow the procedures that you generally apply to the collection of obligations owed to you, you will be deemed to be using reasonable care. Reasonable care will not include: any steps necessary to preserve rights against prior parties; the duty to send notices, perform services or take any other action in connection with the management of the Property; or the duty to protect, preserve or maintain any security interest given to others by me or other parties. Your authorization to perform for me will not create an obligation to perform and your failure to perform will not preclude you from exercising any other rights under the law or this Agreement All cash and non-cash proceeds of the Property may be applied by you only upon your actual receipt of cash proceeds against such of the Secured Debts, matured or unmatured, as you determine in your sale discretion.

Guardian 8 Corporation
Kansas Security Agreement	Initials SC
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If you come into actual or constructive possession of the Property, you will preserve and protect the Property. For purposes of this paragraph, you will be in actual possession of the Property only when you have physical, immediate and exclusive control over the Property and you have affirmatively accepted that control. You will be in constructive possession of the Property only when you have both the power and the intent to exercise control over the Property.

9. DEFAULT. I will be in default if any of the following events (known separately and collectively as an Event of Default) occur :

A. Payments. I fail to make a payment in full when due.

B. Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, Obligor, or any co-signer, endorser, surety or guarantor of this Agreement or any other obligations Obligor has with you.

C. Business Termination. I merge, dissolve, reorganize, end my business or existence, or a partner or majority owner dies or is declared legally incompetent.

D. Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Agreement.

E. Other Documents. A default occurs under the terms of any other Loan Document.

F. Other Agreements. I am in default on any other debt or agreement I have with you.

G. Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H. Judgment. I fail to satisfy or appeal any judgment against me.

I. Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J. Name Change. I change my name or assume an additional name without notifying you before making such a change.

K. Property Transfer. I transfer all or a substantial part of my money or property.

L. Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M. Material Change. Without first notifying you, there is a material change in my business, including ownership, management, and financial conditions.

Guardian 8 Corporation
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N. Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Agreement or that the prospect for payment or performance of the Secured Debts is impaired for any reason.

10. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Agreement to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law, as applicable.

11. REMEDIES. After I default, you may at your option do anyone or more of the following.

A. Acceleration. You may make all or any part of the amount owing by the terms of the Secured Debts immediately due.

B. Sources. You may use any and all remedies you have under state or federal law or in any Loan Document.

C. Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on my default.

D. Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the Secured Debts.

E. Assembly of Property. You may require me to gather the Property and make it available to you in a reasonable fashion.

F. Repossession. You may repossess the Property so long as the repossession does not involve a breach of the peace. You may sell, lease or otherwise dispose of the Property as provided by law. You may apply what you receive from the disposition of the Property to your expenses, your attorneys' fees and legal expenses (where not prohibited by law), and any debt I owe you. If what you receive from the disposition of the Property does not satisfy the debt, I will be liable for the deficiency (where permitted by law). In some cases, you may keep the Property to satisfy the debt.

Where a notice is required, I agree that ten days prior written notice sent by first class mail to my address listed in this Agreement will be reasonable notice to me under the Kansas Uniform Commercial Code. If the Property is perishable or threatens to decline speedily in value, you may, without notice to me, dispose of any or all of the Property in a commercially reasonable manner at my expense following any commercially reasonable preparation or processing.

If any items not otherwise subject to this Agreement are contained in the Property when you take possession, you may hold these items for me at my risk and you will not be liable for taking possession of them.

G. Use and Operation. You may enter upon my premises and take possession of all or any part of my property for the purpose of preserving the Property or its value, so long as you do not breach the peace. You may use and operate my property for the length of time you feel is necessary to protect your interest, all without payment or compensation to me.

H. Waiver. By choosing anyone or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

12. WAIVER OF CLAIMS. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

Guardian 8 Corporation
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13. PERFECTION OF SECURITY INTEREST AND COSTS. I authorize you to file a financing statement andlor security agreement, as appropriate, covering all of my personal Property. I will comply with, facilitate, and otherwise assist you in connection with obtaining perfection or control over the Property for purposes of perfecting your security interest under the Uniform Commercial Code. I agree to pay all taxes, fees and costs you payor incur in connection with preparing, filing or recording any financing statements or other security interest filings on the Property. I agree to pay all actual costs of terminating your security interest.

14. APPLICABLE LAW. This Agreement is governed by the laws of Kansas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Kansas, unless otherwise required by law.

15. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. Each Debtor's obligations under this Agreement are independent of the obligations of any other Debtor. You may sue each Debtor individually or together with any other Debtor. You may release any part of the Property and I will still be obligated under this Agreement for the remaining Property. Debtor agrees that you and any party to this Agreement may extend, modify or make any change in the terms of this Agreement or any evidence of debt without Debtor's consent. Such a change will not release Debtor from the terms of this Agreement. If you assign any of the Secured Debts, you may assign all or any part of this Agreement without notice to me or my consent, and this Agreement will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Agreement as to any of the Secured Debts that are not assigned.

This Agreement shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Secured Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

16. AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by you and me. This Agreement and the other Loan Documents are the complete and final expression of the understanding between you and me. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

18. NOTICE AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Debtor will be deemed to be notice to all Debtors. I will inform you in writing of any change in my name, address or other application information. I will provide you any other, correct and complete information you request to effectively grant a security interest on the Property. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Agreement and to confirm your lien status on any Property. Time is of the essence.

19. WAIVER OF JURY TRIAL. All of the parties to this Agreement knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Agreement or any other Loan Document or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counselor that each party had the opportunity to do so.

Guardian 8 Corporation
Kansas Security Agreement	Initials SC
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SIGNATURES. By signing, I agree to the terms contained in this Agreement. I also acknowledge receipt of a copy of this Agreement.

DEBTOR:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                                Date           1/17/14
                                Steve Cochennet, President/Secretary

 SECURED PARTY:

Cornerstone Bank

By/s/ John V. Doull                                                                     Date           1/17/14
                                John V Doull, Assistant Vice President

Guardian 8 Corporation
Kansas Security Agreement	Initials SC
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AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is January 17, 2014. The parties and their addresses are:

DEBTOR:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

SECURED PARTY:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN DESCRIPTION (Loan).

A. Date. January 17, 2014

B. Loan Number, 910326

C. Loan Amount. $700,000.00

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following.

A. I will insure the Property as listed and with the coverages shown in the DESCRIPTION OF PROPERTY section.

B. I will have you named on the policy, with the status listed under the STATUS section.

C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.

D. I will pay for this insurance, including any fee for this endorsement.

E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section,)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.

All Assets: All present and future right, title and interest in and to any and all personal property of the Debtor, whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation, the following categories of property as defined in the Revised Article 9 of the Uniform Commercial Code (the "UCC"): goods (including inventory, equipment, fixtures, farm products and any accessions thereto!. instruments (including promissory notes), documents, accounts (including health-care-insurance receivables!. chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter-of-credit is evidenced by a writing), commercial tort claims described as follows: All inventory, equipment, accounts, chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property., securities and all other investment property, general intangibles (including payment intangibles and software), all supporting obligations and all proceeds, products, additions, accessions, substitutions and replacements of the foregoing property.

Guardian 8 Corporation
Kansas Agreement to Provide Insurance	Initials SC
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I agree to insure this Property according to the following described risks. amount of coverage, and maximum deductible allowed. I will insure the Property with the coverages necessary to protect the Property from all risks and liability reasonably associated with the Property. The insurable value of this Property is $700,000,00. The term of coverage will be Term of Loan, The maximum deductible allowed is $1,000.00.

Effective Date: June 1, 2013

INSURANCE COMPANY, The insurance policy covering the Property and the insurance company issuing the policy are as follows:

Policy Number, CA000017784-01

Insurance Company Name, Address, and Phone Number.

Admiral Insurance Company

INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

Agent Name, Kelly Baldwin

Agency Name, Address, and Phone Number.

Aon Risk Insurance Services West, Inc.
2555 E Camelback Rd, Ste 700
Phoenix, AZ 85016
602-427-3221

4. STATUS. Your status shall be listed on the insurance policy as Lienholder The current lien position of the Secured Party is First Lien.

5. MAILING ADDRESS. Please return to Secured Party at the address listed in the DATE AND PARTIES section.

Guardian 8 Corporation
Kansas Agreement to Provide Insurance	Initials SC
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SIGNATURES FOR OWNERS AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage, and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

OWNER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                                Date           1/17/14
                                Steve Cochennet, President/Secretary

Guardian 8 Corporation
Kansas Agreement to Provide Insurance	Initials SC
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NOTICE TO PROVIDE EVIDENCE OF INSURANCE

DATE AND PARTIES. The date of this Notice to Provide Evidence of Insurance (Notice) is January 17, 2014. The parties and their addresses are.

DEBTOR:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

SECURED PARTY:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221

INSURANCE COMPANY:
ADMIRAL INSURANCE COMPANY
Kelly Baldwin

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to the Owner.

1. EVIDENCE OF INSURANCE. I have obtained a loan that is being secured by the Property described below. I request the listed insurance company and agency to provide the indicated coverage, and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by forwarding a copy of the policy. Insurance Company will notify you not less than 10 days before cancellation.

2. STATUS. Your status shall be listed on the insurance policy as Lienholder The current lien position of the Secured Party is First lien.

3. MAILING ADDRESS. Evidence of insurance and all correspondence or documentation shall be delivered to the Secured Party at the address listed in the DATE AND PARTIES section.

4. DESCRIPTION OF PROPERTY. The Property subject to this Notice is described as follows .

All Assets: All present and future right, title and interest in and to any and all personal property of the Debtor, whether such property is now existing or hereafter created, acquired or arising and wherever located from time to time, including without limitation, the following categories of property as defined in the Revised Article 9 of the Uniform Commercial Code (the "UCC"): goods (including inventory, equipment, fixtures, farm products and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic). deposit accounts, letter-of-credit rights (whether or not the letter-of-credit is evidenced by a writing). commercial tort claims described as follows: All inventory, equipment, accounts, chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all oil, gas and other minerals before extraction; all oil, gas, other minerals and accounts constituting as-extracted collateral; all fixtures; all timber to be cut; all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property., securities and all other investment property, general intangibles (including payment intangibles and software). all supporting obligations and all proceeds, products, additions, accessions, substitutions and replacements of the foregoing property.

Guardian 8 Corporation
Kansas Notice to Provide Insurance	Initials SC
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I agree to insure this Property according to the following described risks, amount of coverage, and maximum deductible allowed. I will insure the Property with the coverages necessary to protect the Property from all risks and liability reasonably associated with the Property. The insurable value of this Property is $700,000.00. The term of coverage will be Term of loan. The maximum deductible allowed is $1,000.00.

Effective Date: June 1, 2013

INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows:

Policy Number. CA000017784-01

Insurance Company Name. Address. and Phone Number.

Admiral Insurance Company

INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

Agent Name. Kelly Baldwin

Agency Name, Address. and Phone Number.

Aon Risk Insurance Services West, Inc.
2555 E Camelback Rd, Ste 700
Phoenix, AZ 85016
602-427·3221

SIGNATURES FOR OWNERS AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Notice and acknowledge receipt of a copy of this Notice.

OWNER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                               Date           1/17/14
                               Steve Cochennet, President/Secretary

Guardian 8 Corporation
Kansas Notice to Provide Insurance	Initials SC
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GUARANTY
(Continuing Debt -Unlimited)

DATE AND PARTIES. The date of this Guaranty is January 17, 2014. The parties and their addresses are:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

DEBTOR:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

GUARANTOR:
CHARLES S COCHENNET
12101 NW Crooked Road
Parkville, MO  64152

1. DEFINITIONS. As used in this Guaranty, the terms have the following meanings:

A. Pronouns. The pronouns "I", "me" and "my" refer to all persons or entities signing this Guaranty, individually and together. "You" and "your" refer to the Lender.

B. Note. "Note" refers to the document that evidences the Borrower's indebtedness, and any extensions, renewals, modifications and substitutions of the Note.

C. Property. "Property" means any property, real, personal or intangible, that secures performance of the obligations of the Note, Debt, or this Guaranty.

D. Loan Documents. "Loan Documents" refer to all the documents executed as a part of or in connection with the Loan.

2. SPECIFIC AND FUTURE DEBT GUARANTY. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce you, at your option, to make loans or engage in any other transactions with the Borrower from time to time, I absolutely and unconditionally agree to all terms of and guaranty to you the payment and performance of each and every Debt, of every type, purpose and description that the Borrower either individually, among all or a portion of themselves, or with others, may now or at any time in the future owe you, including, but not limited to the following described Debt(s) including without limitation, all principal, accrued interest, attorneys' fees and collection costs, when allowed by law, that may become due from the Borrower to you in collecting and enforcing the Debt and all other agreements with respect to the Borrower.

A promissory note or other agreement, No. 910326, dated January 17, 2014, from Guardian 8 Corporation (Borrower) to you, in the amount of $700,000.00.

In addition, Debt refers to debts, liabilities, and obligations of the Borrower (including, but not limited to, amounts agreed to be paid under the terms of any notes or agreements securing the payment of any debt, loan, liability or obligation, overdrafts, letters of credit, guaranties, advances for taxes, insurance, repairs and storage, and all extensions, renewals, refinancings and modifications of these debts) whether now existing or created or incurred in the future, due or to become due, or absolute or contingent, including obligations and duties arising from the terms of all documents prepared or submitted for the transaction such as applications, security agreements, disclosures, and the Note.

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 1

You may, without notice, apply this Guaranty to such Debt of the Borrower as you may select from time to time.

3. EXTENSIONS. I consent to all renewals, extensions, modifications and substitutions of the Debt which may be made by you upon such terms and conditions as you may see fit from time to time without further notice to me and without limitation as to the number of renewals, extensions, modifications or substitutions.

4. UNCONDITIONAL LIABILITY. I am unconditionally liable under this Guaranty, regardless of whether or not you pursue any of your remedies against the Borrower, against any other maker, surety, guarantor or endorser of the Debt or against any Property. You may sue me alone, or anyone else who is obligated on this Guaranty, Or any number of us together, to collect the Debt. My liability is not conditioned on the signing of this Guaranty by any other person and further is not subject to any condition not expressly set forth in this Guaranty or any instrument executed in connection with the Debt. My obligation to pay according to the terms of this Guaranty shall not be affected by the illegality, invalidity or unenforceability of any notes or agreements evidencing the Debt, the violation of any applicable usury laws, forgery, or any other circumstances which make the indebtedness unenforceable against the Borrower. I will remain obligated to pay on this Guaranty even if any other person who is obligated to pay the Debt, including the Borrower, has such obligation discharged in bankruptcy, foreclosure, or otherwise discharged by law.

5. BANKRUPTCY. If a bankruptcy petition should at any time be filed by or against the Borrower, the maturity of the Debt, so far as my liability is concerned, shall be accelerated and the Debt shall be immediately payable by me. I acknowledge and agree that this Guaranty, and the Debt secured hereby, will remain in full force and effect at all times, notwithstanding any action or undertakings by, or against, you or against any Property, in connection with any obligation in any proceeding in the United States Bankruptcy Courts. Such action or undertaking includes, without limitation, valuation of Property, election of remedies or imposition of secured or unsecured claim status upon claims by you, pursuant to the United States Bankruptcy Code, as amended. In the event that any payment of principal or interest received and paid by any other guarantor, borrower, surety, endorser or co-maker is deemed, by final order of a court of competent jurisdiction, to have been a voidable preference under the bankruptcy or insolvency laws of the United States or otherwise, then my obligation will remain as an obligation to you and will not be considered as having been extinguished.

6. REVOCATION. I agree that this is an absolute and unconditional Guaranty. I agree that this Guaranty will remain binding on me, whether or not there are any Debts outstanding, until you have actually received written notice of my revocation or written notice of my death or incompetence. Notice of revocation or notice of my death or incompetence will not affect my obligations under this Guaranty with respect to any Debts incurred by or for which you have made a commitment to Borrower before you actually receive such notice, and all renewals, extensions, refinancings, and modifications of such Debts. I agree that if any other person signing this Guaranty provides a notice of revocation to you, I will still be obligated under this Guaranty until I provide such a notice of revocation to you . If any other person signing this Guaranty dies or is declared incompetent, such fact will not affect my obligations under this Guaranty.

7. PROPERTY. I agree that any Property may be assigned, exchanged, released in whole or in part or substituted without notice to me and without defeating, discharging or diminishing my liability. My obligation is absolute and your failure to perfect any security interest or any act or omission by you which impairs the Property will not relieve me or my liability under this Guaranty. You are under no duty to preserve or protect any Property until you are in actual or constructive possession. For purposes of this paragraph, you will only be in "actual" possession when you have physical, immediate and exclusive control over the Property and have accepted such control in writing. Further, you will only be deemed to be in "constructive" possession when you have both the power and intent to exercise control over the Property.

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 2

8. DEFAULT. I will be in default if any of the following events (known separately and collectively as an Event of Default) occur:

A. Payments. I fail to make a payment in full when due.

B. Insolvency or Bankruptcy. The death, dissolution or insolvency of, appointment of a receiver by or on behalf of, application of any debtor relief law, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, Borrower, or any co-signer, endorser, surety or guarantor of this Guaranty or any Debt.

C. Death or Incompetency. I die or am declared legally incompetent.

D. Failure to Perform. I fail to perform any condition or to keep any promise or covenant of this Guaranty.

E. Other Documents. A default occurs under the terms of any other document relating to the Debt.

F. Other Agreements. I am in default on any other debt or agreement I have with you.

G. Misrepresentation. I make any verbal or written statement or provide any financial information that is untrue, inaccurate, or conceals a material fact at the time it is made or provided.

H. Judgment. I fail to satisfy or appeal any judgment against me.

I. Forfeiture. The Property is used in a manner or for a purpose that threatens confiscation by a legal authority.

J. Name Change. I change my name or assume an additional name without notifying you before making such a change.

K. Property Transfer. I transfer all or a substantial part of my money or property.

L. Property Value. You determine in good faith that the value of the Property has declined or is impaired.

M. Insecurity. You determine in good faith that a material adverse change has occurred in my financial condition from the conditions set forth in my most recent financial statement before the date of this Guaranty or that the prospect for payment or performance of the Debt is impaired for any reason.

9. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers. In addition, to the extent permitted by law, I consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to the Debt or this Guaranty.

(1) You may renew or extend payments on the Debt, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property.

(4) You, or any institution participating in the Debt, may invoke your right of set-off.

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 3

(5) You may enter into any sales, repurchases or participations of the Debt to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that the Borrower is authorized to modify the terms of the Debt or any instrument securing, guarantying or relating to the Debt.

(7) You may undertake a valuation of any Property in connection with any proceedings under the United States Bankruptcy Code concerning the Borrower or me, regardless of any such valuation, or actual amounts received by you arising from the sale of such Property.

(8) I agree to consent to any waiver granted the Borrower, and agree that any delay or lack of diligence in the enforcement of the Debt, or any failure to file a claim or otherwise protect any of the Debt, in no way affects or impairs my liability.

(9) I agree to waive reliance on any anti-deficiency statutes, through subrogation or otherwise, and such statutes in no way affect or impair my liability. In addition, until the obligations of the Borrower to Lender have been paid in full, I waive any right of subrogation, contribution, reimbursement, indemnification, exoneration, and any other right I may have to enforce any remedy which you now have or in the future may have against the Borrower or another guarantor or as to any Property.

Any Guarantor who is an "insider," as contemplated by the United States Bankruptcy Code, 11 U.S.C. 101, as amended, makes these waivers permanently. (An insider includes, among others, a director, officer, partner, or other person in control of the Borrower, a person or an entity that is a co-partner with the Borrower, an entity in which the Borrower is a general partner, director, officer or other person in control or a close relative of any of these other persons.) Any Guarantor who is not an insider makes these waivers until all Debt is fully repaid.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in the Debt instruments, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

C. Waiver of Claims. I waive all claims for loss or damage caused by your acts or omissions where you acted reasonably and in good faith.

10. REMEDIES. After the Borrower or I default, you may at your option do anyone or more of the following.

A. Acceleration. You may make all or any part of the amount owing by the terms of this Guaranty immediately due.

B. Sources. You may use any and all remedies you have under state or federal law or in any documents relating to the Debt.

C. Insurance Benefits. You may make a claim for any and all insurance benefits or refunds that may be available on default.

D. Payments Made On My Behalf. Amounts advanced on my behalf will be immediately due and may be added to the Secured Debts .

E. Termination. You may terminate my rights to obtain advances or other extensions of credit by any of the methods provided in this Guaranty.

F. Attachment. You may attach or garnish my wages or earnings.

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 4

G. Set-Off. You may use the right of set-off. This means you may set-off any amount due and payable under the terms of this Guaranty against any right I have to receive money from you.

My right to receive money from you includes any deposit or share account balance I have with you; any money owed to me on an item presented to you or in your possession for collection or exchange; and any repurchase agreement or other non-deposit obligation. "Any amount due and payable under the terms of this Guaranty" means the total amount to which you are entitled to demand payment under the terms of this Guaranty at the time you set-of
Subject to any other written contract, if my right to receive money from you is also owned by someone who has not agreed to pay the Debt, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights arise only in a representative capacity. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

You will not be liable for the dishonor of any check when the dishonor occurs because you set-off against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right of set-off.

H. Waiver. Except as otherwise required by law, by choosing anyone or more of these remedies you do not give up your right to use any other remedy. You do not waive a default if you choose not to use a remedy. By electing not to use any remedy, you do not waive your right to later consider the event a default and to use any remedies if the default continues or occurs again.

11. COLLECTION EXPENSES AND ATTORNEYS' FEES. On or after the occurrence of an Event of Default, to the extent permitted by law, I agree to pay all expenses of collection, enforcement or protection of your rights and remedies under this Guaranty or any other document relating to the Debt. To the extent permitted by law, expenses include, but are not limited to, reasonable attorneys' fees, court costs and other legal expenses. All fees and expenses will be secured by the Property I have granted to you, if any. In addition, to the extent permitted by the United States Bankruptcy Code, I agree to pay the reasonable attorneys' fees incurred by you to protect your rights and interests in connection with any bankruptcy proceedings initiated by or against me.

12. WARRANTIES AND REPRESENTATIONS. I have the right and authority to enter into this Guaranty. The execution and delivery of this Guaranty will not violate any agreement governing me or to which I am a party.

In addition, I represent and warrant that this Guaranty was entered into at the request of the Borrower, and that I am satisfied regarding the Borrower's financial condition and existing indebtedness, authority to borrow and the use and intended use of all Debt proceeds. I further represent and warrant that I have not relied on any representations or omissions from you or any information provided by you respecting the Borrower, the Borrower's financial condition and existing indebtedness, the Borrower's authority to borrow or the Borrower's use and intended use of all Debt proceeds.

13. RELIANCE. I acknowledge that you are relying on this Guaranty in extending credit to the Borrower, and I have signed this Guaranty to induce you to extend such credit. I represent and warrant to you that I have a direct and substantial economic interest in the Borrower and expect to derive substantial benefits from any loans and financial accommodations resulting in the creation of indebtedness guarantied hereby. I agree to rely exclusively on the right to revoke this Guaranty prospectively as to future transactions in the manner as previously described in this Guaranty if at any time, in my opinion, the benefits then being received by me in connection with this Guaranty are not sufficient to warrant the continuance of this Guaranty. You may rely conclusively on a continuing warranty that I continue to be benefited by this Guaranty and you will have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty will be effective and enforceable by you without regard to the receipt, nature or value of any such benefits.

14. APPLICABLE LAW. This Guaranty is governed by the laws of Kansas, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Kansas, unless otherwise required by law.

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 5

15. AMENDMENT, INTEGRATION AND SEVERABILITY. This Guaranty may not be amended or modified by oral agreement. No amendment or modification of this Guaranty is effective unless made in writing and executed by you and me. This Guaranty and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Guaranty is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

16. ASSIGNMENT. If you assign any of the Debts, you may assign all or any part of this Guaranty without notice to me or my consent, and this Guaranty will inure to the benefit of your assignee to the extent of such assignment. You will continue to have the unimpaired right to enforce this Guaranty as to any of the Debts that are not assigned. This Guaranty shall inure to the benefit of and be enforceable by you and your successors and assigns and any other person to whom you may grant an interest in the Debts and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

17. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Guaranty.

18. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Guarantor will be deemed to be notice to all Guarantors. I will inform you in writing of any change in my name, address or other application information. I will provide you any correct and complete financial statements or other information you request. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Guaranty and to confirm your lien status on any Property. Time is of the essence.

19. CREDIT INFORMATION. I agree that from time to time you may obtain credit information about me from others, including other lenders and credit reporting agencies, and report to others Isuch as a credit reporting agency) your credit experience with me. I agree that you will not be liable for any claim arising from the use of information provided to you by others or for providing such information to others.

20. WAIVER OF JURY TRIAL. All of the parties to this Guaranty knowingly and intentionally, irrevocably and unconditionally, waive any and all right to a trial by jury in any litigation arising out of or concerning this Guaranty or any other documents relating to the Debt or related obligation. All of these parties acknowledge that this section has either been brought to the attention of each party's legal counselor that each party had the opportunity to do so.

SIGNATURES. By signing, I agree to the terms contained in this Guaranty. I also acknowledge receipt of a copy of this Guaranty.

GUARANTOR:

/s/ Steve Cochennet                                                     Date           1/17/14
                              Steve Cochennet

 LENDER:

Cornerstone Bank

By/s/ John V. Doull                                                     Date           1/17/14
                                John V Doull, Assistant Vice President

Charles S Cochennet
Kansas Guaranty	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 6

DISBURSEMENT AUTHORIZATION AND CASH PAYMENT SUMMARY

DATE AND PARTIES. The date of this Disbursement Authorization and Cash Payment Summary is January 17, 2014. The parties and their addresses are:

LENDER:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221
Telephone: (913) 239-8100

BORROWER:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

Loan Number: 910326

1. DEFINITIONS. As used in this Disbursement Authorization and Cash Payment Summary, the terms have the following meanings:

A. Pronouns. The pronouns "I", "me" and "my" refer to all Borrowers signing this Disbursement Authorization and Cash Payment Summary, individually and together. "You" and "Your" refer to the Lender.

B. Loan. "Loan" refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Disbursement Authorization and Cash Payment Summary.

2. DISBURSEMENT SUMMARY. The following summarizes the disbursements from the Loan.

Initial Advance		$0.00
Cash Paid In	$1,000.00
Amount Contributed by Borrower	$0.00
Total Cash Received		$1,000.00
Disbursed to Borrowers	$0.00
Disbursed to Lender	$0.00
Disbursed to Other Payees	$1,000.00
Total Amounts Disbursed		$1,000.00
Amount Remaining To Be Disbursed		$0.00
Undisbursed Fees/Charges		$0.00

3. DISBURSEMENT AUTHORIZATION. I authorize you to disburse the following amounts from my Loan.

DISBURSED TO:	DATE:	AMOUNT DISBURSED:
Disbursements to Borrower:		$0.00
Disbursements to Lender:		$0.00
Disbursements to third parties:		$0.00
TOTAL DISBURSED:		$0.00

4. CASH PAYMENT SUMMARY. The following loan charges are cash payments collected prior to or at settlement.

Guardian 8 Corporation
Disbursement Authorization	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 1

DISBURSED TO:	DATE:				AMOUNT DISBURSED:
Cash Fees & Charges disbursed to third parties:					$1,000.00
Payee Name:	01/17/2014			$1,000.00
Loan Origination Fee		$1,000.00	B

Items marked with an asterisk (*) have been paid outside of closing in whole or in part

Items marked with a (B) are paid by borrower. Items marked with a (S) are paid by seller.
Items marked with a (L) are paid by lender. Items marked with a (T) are paid by third party.

TOTAL OF CASH PAYMENTS:	$1,000.00

Remaining Credit Line: $700,000.00

5. ADDITIONAL INSTRUCTIONS. Please collect: $1,060.00

Loan Origination Fee:	$1,000.00
UCC Filing Fee:	$60.00

I acknowledge receipt of a copy of this Disbursement Authorization and Cash Payment Summary on January 17, 2014.

BORROWER:

Guardian 8 Corporation

By/s/ Steve Cochennet                                                               Date           1/17/14
                                Steve Cochennet, President/Secretary

Guardian 8 Corporation
Disbursement Authorization	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 2

LETTER OF CREDIT RIGHTS CONTROL AGREEMENT

DATE AND PARTIES. The date of this Letter Of Credit Rights Control Agreement IAgreement) is January 17, 2014. The parties and their addresses are:

SECURED PARTY:
CORNERSTONE BANK
9120 W 135th Street
Overland Park, KS 66221

DEBTOR:
GUARDIAN 8 CORPORATION
a Nevada Corporation
15230 N 75th St.
Scottsdale, AZ 85260

ISSUER:
F&M BANK & TRUST COMPANY
1330 S Harvard
Tulsa, OK 74112

1. CONTROL. Issuer agrees to comply with instructions originated by Secured Party without further consent by Debtor. Debtor agrees that Issuer is not liable for complying with instructions issued by Secured Party. Debtor retains the right to make substitutions for the Investment Property, to originate instructions to the issuer, or otherwise deal with the Investment Property until Secured Party notifies Issuer in writing to the contrary. Secured Party agrees that Issuer is not liable to Secured Party for complying with Debtor's instructions before Secured Party notifies Issuer to the contrary. Debtor is not permitted to withdraw any of the Investment Property or its proceeds without Secured Party's prior written consent. Issuer will not permit any other individual or entity to obtain control of the Investment Property described in the PROPERTY DESCRIPTION section. Issuer subordinates any security interest it may have to Secured Party's security interest in the Investment Property described in the PROPERTY DESCRIPTION section.

2. PROPERTY DESCRIPTION. The property subject to this Agreement includes the following Investment Property and all proceeds and products of the Investment Property, including, but not limited to, cash or stock dividends, conversions, or replacements, payable on or after the date of this Agreement:

A. Letter of Credit Rights: The proceeds of a letter of credit dated January 17,2014 issued by F&M Bank & Trust Company on the account of Guardian 8 Corporation, Letter of Credit IIFM 14SDP00028, and in favor of, Cornerstone Bank.

3. WARRANTIES. Issuer warrants that the Investment Property described in the PROPERTY DESCRIPTION section is held in good standing by Issuer and is registered in Debtor's name. Issuer is aware of no other claims to Debtor's assets held by Issuer.

4. REPRESENTATION AND AGREEMENTS. Issuer has agreed solely with Debtor and Secured Party to deal with the Investment Property as directed by Secured Party. Issuer does not know of any claim to or interest on the Investment Property, other than the interest of Secured Party. Issuer will not agree to comply with any person's instructions, other than Debtor and Secured Party as provided herein, to deal with the Investment Property. Issuer waives any encumbrances and claims it may have against the Investment Property, and will not assert any encumbrance or claim against the Investment Property.

5. STATEMENTS AND CONFIRMATION. Issuer will send copies of all notifications, confirmations, and other correspondence concerning the Investment Property to Secured Party at Secured Party's address at the top of this Agreement.

Guardian 8 Corporation
Letter Of Credit Rights Control Agreement	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 1

6. APPLICABLE LAW. This Agreement is governed by the laws of Kansas.

7. AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by Debtor, Secured Party, and Issuer. This Agreement is the complete and final expression of the understanding between Debtor, Secured Party, and Issuer. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

8. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Agreement.

9. NOTICE. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Time is of the essence.

10. TERMINATION. Issuer's obligations under this Agreement continue until receiving notice from Secured Party releasing the Issuer from further obligation to comply with Secured Party's instructions concerning the Investment Property. Upon receiving that notice, Issuer's obligations terminate.

SIGNATURES. Each party signing this Agreement agrees to the terms contained in this Agreement and acknowledges receipt of a copy of this Agreement.

This Agreement becomes effective on the date of the final signature.

SECURED PARTY:
Cornerstone Bank

By/s/ John V. Doull                                                                      Date           1/17/14
                                John V Doull, Assistant Vice President

DEBTOR:
Guardian 8 Corporation

By/s/ Steve Cochennet                                                               Date           1/17/14
                                Steve Cochennet, President/Secretary

 ISSUER:
F&M Bank & Trust Company

/s/ Terry D. Blain

ACKNOWLEDGMENT AND CONSENT BY ISSUER OF LETTER OF CREDIT. The Issuer acknowledges receipt of a copy of this Agreement and consents to its terms. The Letter of Credit subject to this Agreement is valid and in good standing. The descriptions and representations concerning the Letter of Credit in the Agreement are correct. Upon Secured Party's written request, Issuer agrees to make all payments required under the Letter of Credit directly to Secured Party. The Issuer agrees that no other person (other than Secured Party) has any right to proceeds from the Letter of Credit until this Agreement is released in writing by Secured Party.

Date:           1/30/2014
By:           Terry D. Blain
For the Issuer
Name and Title:                                Terry D. Blain – Senior Vice President
Issuer Name: F&M Bank & Trust
Please return the original signed copy to Cornerstone Bank, 9120 W 135th Street, Overland Park, Kansas 66221.

Guardian 8 Corporation
Letter Of Credit Rights Control Agreement	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 2

AUTHORIZATION
by Corporation

1. ENTITY CERTIFICATIONS. I, Steve Cochennet, President/Secretary of Guardian 8 Corporation certify that:

A. I am designated to execute this Authorization on behalf of Guardian 8 Corporation, Federal Tax Identifying Number 26-0674103 (Corporation).

B. I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C. Corporation is properly formed and validly existing under the laws of Nevada and that Corporation has the power and authority to conduct business and other activities as now being conducted.

D. Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorization; the designated Agents have the power and authority to exercise the actions specified in this Authorization; and Corporation properly adopted these authorizations and appointed the Agents and me to act on its behalf.

E. Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.

F. Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.

2. GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:

A. Cornerstone Bank (Financial Institution) is designated to provide Corporation the financial accommodations indicated in this Authorization.

B. All prior transactions obligating Corporation to Financial Institution by or on behalf of Corporation are ratified by execution of this Authorization.

C. Any Agent, while acting on behalf of Corporation, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization,

D. The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.

E. Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F. Corporation agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G. Financial Institution may verify credit history of Corporation by obtaining a credit report from a credit reporting agency or any other necessary means.

3. SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Guardian 8 Corporation
Kansas Authorization	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 1

Name and Title and, If Applicable,	Signature	Facsimile Signature
Representative Entity’s Name and
Relationship to Authorizing Entity

Steve Cochennet, President/Secretary of	/s/ C. Stephen Cochennet
Guardian 8 Corporation

Corporation authorizes and directs the designated Agents to act, as indicated, on Corporation's behalf to:

A. Borrow money or obtain other credit or financial accommodation from Financial Institution on behalf of and in the name of Corporation on the terms agreed to with Financial Institution. The designated agents may execute and endorse promissory notes, acceptances or other evidences of indebtedness.

This power may only be exercised by Steve Cochennet and requires one authorized signature.

B. Grant a security interest, lien or other encumbrance to Financial Institution in any or all real or personal property that Corporation now owns or may acquire in the future for the payment or performance of all debts, liabilities and obligations of every type and description owed now or in the future by Corporation to Financial Institution.
This power may only be exercised by Steve Cochennet and requires one authorized signature.

C. Receive and acknowledge receipt for funds, whether payable to the order of Corporation or an Agent, without additional certification as to the use of the proceeds.

This power may only be exercised by Steve Cochennet and requires one authorized signature.

D. Periodically amend, restructure, renew, extend, modify, substitute or terminate any agreements or arrangements with Financial Institution that relate to this Authorization. This power may only be exercised by Steve Cochennet and requires one authorized signature.

E. Execute other agreements that Financial Institution may require, and perform or cause to be performed any further action necessary to carry out the purposes of this Authorization.

This power may only be exercised by Steve Cochennet and requires one authorized signature.

F. Sign or endorse using facsimile signatures adopted by Corporation. Financial Institution may rely on those facsimile signatures that resemble the specimens within this Authorization or the specimens that Corporation periodically files with Financial Institution, regardless of by whom or by what means the signatures were affixed.

4. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

Guardian 8 Corporation
Kansas Authorization	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 2

SIGNATURES. By signing, I certify and agree to the terms contained in this Authorization on behalf of Corporation on January 17, 2014.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION’S SIGNER:

Guardian 8 Corporation

By/s/ Steve Cochennet
                                Steve Cochennet, President/Secretary

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan #                                            Authorization and agreement completed and effective ____ by _____ ___________for the Financial Institution.

Guardian 8 Corporation
Kansas Authorization	Initials SC
KS/4XXCWALSH00000000000674040011614N Wolters Kluwer Financial Services ©1996, 2014 Bankers Systems™	Page 3